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INFORMATION REQUIRED IN PROXY STATEMENT

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

June 28, 2019

Re: LVIP Goldman Sachs Income Builder Fund

Dear Contract Owners and Shareholders:

You currently have an investment interest in the LVIP Goldman Sachs Income Builder Fund (the “Fund”). In the attached Proxy Statement, you are being asked to vote on the liquidation of the Fund. The Fund is part of Lincoln Variable Insurance Products Trust (the “Trust”), and has been available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”).

On March 5, 2019, the Board of Trustees of the Trust (the “Board”), upon the recommendation of Lincoln Investment Advisors Corporation (the “Adviser”), the investment adviser of the Fund, considered and approved the liquidation of the Fund and agreed to submit the Plan of Liquidation to shareholders for approval.

You are being asked to approve the Plan of Liquidation of the Fund. If the proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the date of the Fund’s liquidation, your contract/account value will be reinvested in either the Goldman Sachs VIT Government Money Market Fund or the LVIP Government Money Market Fund.

The Board recommends that you vote “For” the Plan of Liquidation as described in the enclosed Proxy Statement. Your vote is important—even if you elect to move to a new investment option before the liquidation.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support.

If you have any questions about the Meeting, please feel free to call (800) 4LINCOLN (454-6265).

Sincerely,

/s/ Jayson R. Bronchetti
Jayson R. Bronchetti
President
Lincoln Variable Insurance Products Trust

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Notice of Special Meeting of Shareholders

LVIP Goldman Sachs Income Builder Fund

Scheduled for September 18, 2019

Dear Contract Owners and Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the LVIP Goldman Sachs Income Builder Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), is scheduled for September 18, 2019 at 11:00 a.m. Eastern Time, at the offices of the Trust located at 1300 South Clinton Street, Fort Wayne, Indiana 46802 for the following purposes:

(1)	To approve a Plan of Liquidation providing for the liquidation of the Fund; and

(2)	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Only shareholders of record at the close of business on June 14, 2019 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Fund on the record date are entitled to vote as though they were direct shareholders of the Fund.

The shares of the Fund are sold, directly or indirectly, primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”), that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. For convenience, contract owners, policy holders, and plan participants are referred to collectively herein as “Contract Owners.” Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as the record owners of shares of the Fund that are owned in the Accounts, how to vote the shares of the Fund that are attributable to those Accounts at the Meeting.

To assist you, a proxy card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. The proxy is being solicited on behalf of the Board.

We realize that you may not be able to attend the Meeting to vote your proxy in person. However, we do need your vote. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return the proxy card included with this Proxy Statement in the enclosed postage-paid envelope or provide your proxy by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. Proxies must be received by 4:00 p.m. Eastern Time on September 16, 2019. If you decide to attend the Meeting, you may revoke your prior proxy and vote in person. The number of shares of the Fund attributable to you will be voted in accordance with your proxy card.

It is important for you to vote on the proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposal.

The date of the first mailing of the proxy card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about July 8, 2019. If you have any questions about the Meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

By Order of the Board of Trustees of the Trust

/s/ Samuel K. Goldstein
Samuel K. Goldstein, Esq.
Assistant Secretary
June 28, 2019

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on September 18, 2019: this Notice of Special Meeting of Shareholders, Proxy Statement and the form of voting instruction and proxy card are available on the Internet at https://www.proxy-direct.com/lin-30621.

PROXY STATEMENT

June  28, 2019

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

LVIP BLACKROCK MULTI-ASSET INCOME FUND

TO BE HELD ON SEPTEMBER 18, 2019

Relating to the liquidation of the LVIP Goldman Sachs Income Builder Fund

INTRODUCTION

This proxy statement (“Proxy Statement”) relates to a Special Meeting of shareholders (the “Meeting”) of the LVIP Goldman Sachs Income Builder Fund (the “Liquidating Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), to be held on September 18, 2019. As more fully described in this Proxy Statement, the purpose of the Meeting is for shareholders to consider and to vote on the proposed Plan of Liquidation (the “Proposal”) that would provide for the liquidation of the Liquidating Fund (the “Liquidation”). If the Proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the Liquidation, your contract/account value will be reinvested in either the Goldman Sachs VIT Government Money Market Fund or the LVIP Government Money Market Fund per the liquidation chart below under the Summary of the Plan of Liquidation section.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY AND REVIEW THE PLAN OF LIQUIDATION WHICH IS ATTACHED AS APPENDIX A, AS WELL AS THE GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND’S SUMMARY PROSPECTUS DATED APRIL 30, 2019 AND THE LVIP GOVERNMENT MONEY MARKET FUND’S SUMMARY PROSPECTUS DATED MAY 1, 2019, WHICH ARE BEING PROVIDED TO YOU ALONG WITH THIS PROXY STATEMENT. YOU SHOULD ALSO CONSULT THE GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND’S STATUTORY PROSPECTUS DATED APRIL 30, 2019 OR THE LVIP GOVERNMENT MONEY MARKET FUND’S STATUTORY PROSPECTUS DATED MAY 1, 2019 FOR MORE INFORMATION ABOUT THOSE FUNDS, WHICH CAN BE FOUND AT WWW.GSAMFUNDS.COM/VITFUNDS AND WWW.LINCOLNFINANCIAL.COM/LVIP, RESPECTIVELY.

In connection with this Proxy Statement, please note the following:

•	The Liquidation will not affect the value of a Contract Owner’s investments.
•	The Liquidation will not be a taxable transaction for Contract Owners.
•	The Adviser will bear all expenses associated with this Proxy Statement and the liquidation.
•	Every vote counts.

BACKGROUND

The Liquidating Fund is available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued or administered by The Lincoln National Life Insurance Company (“Lincoln Life”), an Indiana insurance company located at 1300 S. Clinton St., Fort Wayne, Indiana 46802, and Lincoln Life & Annuity Company of New York, a New York insurance company located at 100 Madison Street, Suite 1860, Syracuse, NY 13202 (“Lincoln New York” and, together, “Lincoln”). Contract owners who selected the Liquidating Fund for investment through a Lincoln Contract (the “Contract Owners”) have a beneficial interest in the Liquidating Fund, but do not directly hold shares of the Liquidating Fund. Lincoln, which uses the Liquidating Fund as a funding vehicle, is the shareholder of record of the Liquidating Fund and, as the legal owner of the Liquidating Fund’s shares, has sole voting and investment power with respect to the shares, but passes through any voting rights to Contract Owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners also may be referred to as “shareholders.”

Upon the recommendation of the Adviser, the Trust’s Board, including a majority of the Independent Trustees, considered and approved a Plan of Liquidation for the Liquidating Fund and authorized sending a proxy statement to shareholders and Contract Owners of the Liquidating Fund to solicit approval of the Plan of Liquidation.

The Board recommends that Contract Owners of the Liquidating Fund approve the Proposal.

THE LIQUIDATION

Reasons for the Liquidation

The Adviser’s recommendation to liquidate the Liquidating Fund stems primarily from the low asset levels of the Liquidating Fund, which has resulted in it failing to attain economies of scale that would benefit shareholders. The Liquidating Fund’s assets were approximately $25,655,286 as of May 31, 2019. The Adviser considered several alternatives, including continuing the status quo, increasing distribution efforts, restructuring the Liquidating Fund and merging the Liquidating Fund into another fund. However, the Adviser does not expect the Liquidating Fund to achieve significant asset growth in the foreseeable future so as to be viable in the long term. Accordingly, the Adviser recommends liquidating the Liquidating Fund.

Approval of the Liquidation

The Adviser advised the Board that it would seek to liquidate the Liquidating Fund, subject to shareholder approval of a Plan of Liquidation. A Plan of Liquidation then was presented to the Board and approved at a meeting on March 5, 2019. At that meeting, the Trustees, including a majority of the Independent Trustees, reviewed the Adviser’s recommendation for the Liquidation of the Liquidating Fund, including the information stated above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by the Adviser regarding the Liquidation. The Independent Trustees had the assistance of their independent counsel during their review. In approving the liquidation, the Board considered several factors in connection with the proposed Liquidation, including but not limited to the following: (a) the current and expected size of the Liquidating Fund; (b) the Adviser’s recommendation to liquidate the Liquidating Fund, including the alternatives to liquidation considered; (c) the terms and conditions of the proposed Plan of Liquidation and (d) that the Adviser will pay the costs incurred as a result of the proposed Liquidation, which are estimated at approximately $15,000.

The Trust’s Board determined that the Plan of Liquidation would be in the best interests of the Liquidating Fund’s shareholders. The Trust is a Delaware statutory trust and its Declaration of Trust provides that a fund may be terminated by the affirmative vote of a majority of the Board. However, the Staff of the Securities and Exchange Commission (the “SEC”) has taken the view that when a variable product fund is affiliated with the insurance company that sponsors the variable product, the Investment Company Act of 1940 prohibits the liquidation of the fund and the subsequent reinvestment of those assets in a money market fund unless the insurance company has received an SEC substitution order or shareholder approval. Thus, the Board approved the Plan of Liquidation for the Liquidating Fund, subject to shareholder approval.

SUMMARY OF THE PLAN OF LIQUIDATION

The Plan of Liquidation provides for the liquidation of the Liquidating Fund on or about October 18, 2019 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Liquidating Fund will be converted to cash or cash equivalents, and the Liquidating Fund will satisfy Federal income and excise tax distribution requirements and pay, or make reasonable provision to pay, all known or reasonably ascertainable liabilities, claims and obligations, known to the Liquidating Fund and all claims and obligations which are known to the Liquidating Fund but for which the identity of the claimant is unknown.

On the Liquidation Date, the Liquidating Fund’s remaining assets will be reallocated to insurance company separate accounts for the benefit of the Liquidating Fund’s beneficial owners. Lincoln has informed the Trust that, unless otherwise instructed, the distributed assets will be immediately reinvested in the default money market investment option available within each Contract. The following table shows the default money market fund investment option (“Default Investment Option”) for each affected Contract:

For beneficial owners of this share class of the Liquidating Fund	who hold shares through this product,	...proceeds will be swept into this fund and share class
Standard	COLI	LVIP Government Money Market Fund—Standard
	Lincoln Investor Advantage (RIA)	Goldman Sachs VIT Government Money Market Fund—Institutional
	Investment Solutions RIA	LVIP Government Money Market Fund—Standard
	Lincoln Investor Advantage RIA Class	LVIP Government Money Market Fund—Standard

Service	Lincoln Investor Advantage (B Share, C Share, Fee Based)	Goldman Sachs VIT Government Money Market Fund—Service
	Lincoln Investor Advantage Advisory	LVIP Government Money Market Fund—Service
	Lincoln Investor Advantage 2018 (B Share & C Share)	Goldman Sachs VIT Government Money Market Fund—Service
	ChoicePlus—Access & Bonus (LL, LNY)	LVIP Government Money Market Fund—Standard
	ChoicePlus B Share (LL, LNY)	LVIP Government Money Market Fund—Standard
	ChoicePlus Assurance B Share, C Share, L Share, Bonus	LVIP Government Money Market Fund—Service
	ChoicePlus Design	LVIP Government Money Market Fund—Service
	ChoicePlus II (pre 6-6-05)	LVIP Government Money Market Fund—Standard
	ChoicePlus Assurance A-Share (Post 6-6-05) & (A Share-Fee Based 2010)	LVIP Government Money Market Fund—Service
	ChoicePlus (Assurance Series (LPL), Signature, Rollover)	LVIP Government Money Market Fund—Service
	ChoicePlus Assurance Prime	LVIP Government Money Market Fund—Service
	Choice Plus (Advisory)	LVIP Government Money Market Fund—Service

Shareholder approval of the Plan of Liquidation would obviate the need for an SEC substitution order to substitute a Contract Owner’s interest in the Liquidating Fund with an interest in the applicable Default Investment Option for any Contract Owners who did not move their money out of the Liquidating Fund prior to the Liquidation Date (as defined above).

The Plan of Liquidation is structured so as not to result in any dilution of the interests of any shareholders. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Liquidation. Please refer to Appendix A to review the terms and conditions of the Plan of Liquidation.

The Plan of Liquidation may be amended by the Board as may be necessary or appropriate to effect the liquidation of the Liquidating Fund. In addition, the Board may discontinue the Plan of Liquidation at any time if it determines that measure would be advisable and in the best interests of the Liquidating Fund and its shareholders. The Plan of Liquidation shall be deemed discontinued in the event the Liquidating Fund’s shareholders do not approve the Plan.

Effect of the Plan of Liquidation

The Plan of Liquidation is not expected to affect the value of your interest in your Contract. Following the mailing of the Proxy Statement to Contract Owners and prior to the proposed Liquidation Date, Contract Owners may transfer their assets to one of the other investment options available under their Contracts, and will continue to be able to redeem or exchange their shares. If the Plan of Liquidation is approved and a Contract Owner does not select a new investment option prior to the Liquidation Date, the Contract Owner will beneficially own, immediately after the Liquidation, a number of shares of the applicable Default Investment Option having the same value as the value of the shares of the Liquidating Fund beneficially owned by that Contract Owner immediately prior to the Liquidation. After the Liquidation, such Contract Owners will indirectly bear the fees and expenses of the applicable Default Investment Option, but the Liquidation will not result in any change to a Contract Owner’s Contract fees or charges.

Purchase and redemption requests for the Liquidating Fund received after the Liquidation will be treated as requests for the purchase or redemption of the shares of the applicable Default Investment Option. Following the Liquidation, the Liquidating Fund will hold no assets and be dissolved.

Expenses of the Liquidation

The Adviser will bear the expenses of the Liquidation, including preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, the cost of preparing and filing a final tax return and other regulatory filings, legal fees, accounting fees, custody and transfer agency fees, brokerage fees and expenses of holding shareholders’ meetings. The Adviser estimates the expenses of the Liquidation will total approximately $15,000.

Tax Considerations: The Liquidation will be a Non-taxable Event for Contract Owners

The Liquidation will not cause affected Contract Owners to recognize any gain or loss for Federal income tax purposes.

INFORMATION ABOUT THE GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND

The Goldman Sachs VIT Government Money Market Fund summary prospectus dated April 30, 2019 is being provided to you along with this Proxy Statement.

Goldman Sachs VIT Government Money Market Fund as the Default Investment Option

Proceeds of the Liquidation will be reinvested in the Goldman Sachs VIT Government Money Market Fund for owners of the following products if the Contract Owner has not elected to transfer from the Liquidating Fund to a new investment option prior to the Liquidation Date:

•	Lincoln Investor Advantage (RIA);
•	Lincoln Investor Advantage (B Share, C Share, Fee Based); and
•	Lincoln Investor Advantage 2018 (B Share and C Share).

The Goldman Sachs VIT Government Money Market Fund will be used because it is the only money market investment option available within the Lincoln Investor Advantage (RIA) product.

INFORMATION ABOUT THE LVIP GOVERNMENT MONEY MARKET FUND

The LVIP Government Money Market Fund summary prospectus dated May 1, 2019 is being provided to you along with this Proxy Statement.

LVIP Government Money Market Fund as the Default Investment Option

Proceeds of the Liquidation will be reinvested in the LVIP Government Money Market Fund for owners of the following products who have not elected to transfer from the Liquidating Fund to a new investment option prior to the Liquidation Date:

•	COLI;

•	Investment Solutions RIA;
•	Lincoln Investor Advantage RIA Class;
•	Lincoln Investor Advantage Advisory;
•	ChoicePlus – Access & Bonus (LL, LNY);
•	ChoicePlus Assurance B Share, C Share, L Share, Bonus;
•	ChoicePlus Design;
•	ChoicePlus II (pre 6-6-05);
•	ChoicePlus Assurance A-Share (Post 6-6-05) & (A Share-Fee Based 2010);
•	ChoicePlus (Assurance Series (LPL), Signature, Rollover);
•	ChoicePlus Assurance Prime; and
•	ChoicePlus (Advisory).

The LVIP Government Money Market Fund will be used because it is the only money market investment option available within these products. Lincoln may be subject to potential conflicts of interest relating to investments in the LVIP Government Money Market Fund (see “Potential Benefits to the Adviser and its Affiliates” section below for further information).

Potential Benefits to the Adviser and its Affiliates

The Adviser or its affiliates may realize benefits as a result of the investment in the LVIP Government Money Market Fund and therefore may be faced with potential conflicts of interest relating to Lincoln’s selection of the default investment option. In that regard, it should be noted that, with respect to the Service Class shares only, an affiliate of Lincoln will be paid by the distributor of the LVIP Government Money Market Fund a fee at an annual rate of up to 0.25% of the average daily net assets of Contracts invested in the Fund for providing various services to shareholders pursuant to the Liquidating Fund’s Distribution and Service Plan. Currently, the Service Class shares of the Liquidating Fund pay up to 0.25% of its average daily net assets to broker-dealers that provide various services to shareholders. Additionally, the Adviser serves as the investment adviser to the LVIP Government Money Market Fund and will be paid a management fee at an annual rate of up to 0.38% of the average daily net assets of Contracts invested in the Liquidating Fund.

COMPARISON OF INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

The Liquidating Fund’s investment objective, policies, strategies and risks are substantially different from those of the Default Investment Options, Goldman Sachs VIT Government Money Market Fund and LVIP Government Money Market Fund, which are money market funds and may be inconsistent with Contract Owners’ investment goals under the Contract.

The Liquidating Fund’s investment objective is substantially different from the Default Investment Options. The investment objective of the Liquidating Fund is to seek a balance of current income and capital appreciation. The Goldman Sachs VIT Government Money Market Fund’s investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The LVIP Government Money Market Fund’s investment objective is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

The Liquidating Fund has substantially different investment strategies from the Default Investment Options. The Liquidating Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks). The Liquidating Fund seeks to achieve capital appreciation primarily through equity securities while the Default Investment Options are money market funds that invest at least 99.5% of their total assets in cash, government securities and/or repurchase agreements that are fully collateralized with cash or government securities. The Liquidating Fund may invest in equity securities, fixed income securities (including non-investment grade securities), foreign securities, derivatives, securities of emerging market issuers, master limited partnerships (“MLPs), mutual funds, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”) whereas the Default Investment Options may only invest in cash, government securities, and/or repurchase agreements guaranteed by the U.S. government tor its agencies. Either the Goldman Sachs VIT Government Money Market Fund or the LVIP Government Money Market Fund was selected because it was the only money market investment option offered within your respective Contract (see “Summary of the Plan of Liquidation” section above for more information about your Contract’s investment options).

The following table compares the investment objectives and the principal investment policies and strategies of the Fund with those of the Default Investment Options. The Funds’ Boards may change the investment objective of a respective Fund without a vote of that Fund’s shareholders. For more detailed information about each Fund’s investment strategies and risks, see their respective Statement of Additional Information.

LVIP Goldman Sachs Income Builder Fund (Liquidating Fund)	Goldman Sachs VIT Government Money Market Fund (Default Investment Option)	LVIP Government Money Market Fund (Default Investment Option)
Investment Objective	The LVIP Goldman Sachs Income Builder Fund seeks a balance of current income and capital appreciation.	The Goldman Sachs VIT Government Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	The LVIP
Government
Money Market
Fund seeks
current income
while (i)
maintaining a
stable value of
your shares
(providing
stability of net
asset value) and
(ii) preserving the
value of your
initial investment
(preservation of
capital).

Principal Investment Strategies	The Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks). The Fund seeks to achieve capital appreciation primarily through equity securities. The percentage of	The Fund pursues its investment objective by investing only in “government securities,” as such term is defined in or interpreted under the Investment Company Act of 1940, as amended (“Investment Company Act”), and repurchase agreements collateralized by	The Fund pursues
its objective by
investing at least
99.5% of its total
assets in cash,
government
securities (which
include U.S.
Treasury bills,
notes and other
obligations issued
or guaranteed as
to principal and
interest by the
U.S. Government
or its agencies or
instrumentalities),

LVIP Goldman Sachs Income Builder Fund (Liquidating Fund)	Goldman Sachs VIT Government Money Market Fund (Default Investment Option)	LVIP Government Money Market Fund (Default Investment Option)

the portfolio invested in equity and fixed income securities will vary from time to time as the Sub-Adviser evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. The Fund has a baseline allocation to fixed income securities of 60% and to equity securities of 40%.

Equity Investments

The Fund may invest in equity investments, which include, among others, U.S. common stocks, preferred stocks and American Depositary Receipts (“ADRs”) of U.S. and foreign issuers (including issuers in countries with such securities. “Government securities” generally are securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”).

The Fund intends to be a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act. “Government money market funds” are money market funds that invest at least 99.5% of their total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully by cash or U.S. Government Securities.

and/or repurchase
agreements
secured by such
obligations or
cash. The Fund
invests in a
portfolio of
securities maturing
in 397 days or less
(with certain
exceptions) that
will have a dollar-
weighted average
maturity of
60 days or less and
a dollar-weighted
average life of
120 days or less.
The Fund may
invest in variable
or floating rate
instruments, and
transact in
securities on a
when-issued,
delayed delivery
or forward
commitment basis.

In addition to the
Fund’s 99.5%
policy noted
above, under
normal
circumstances, the
Fund invests at
least 80% of its
assets in
government
securities,
including
government

LVIP Goldman Sachs Income Builder Fund (Liquidating Fund)	Goldman Sachs VIT Government Money Market Fund (Default Investment Option)	LVIP Government Money Market Fund (Default Investment Option)
emerging markets or economies (“emerging countries”)), as well as master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”). With respect to the equity portion of the Fund’s portfolio, the Sub-Adviser employs a value investment philosophy and seeks to identify quality businesses selling at compelling valuations. The Sub-Adviser expects that equity investments will be weighted in favor of companies which pay dividends or other current income. While the Fund may invest in companies of any market

“Government money market funds” are exempt from requirements that permit money market funds to impose a “liquidity fee” and/or “redemption gate” that temporarily restricts redemptions. As a “government money market fund,” the Fund values its securities using the amortized cost method. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

Under Rule 2a-7, the Fund may invest only in U.S. dollar denominated securities that meet certain risk-limiting conditions relating to portfolio quality, maturity and liquidity.

securities subject to repurchase agreements.

LVIP Goldman Sachs Income Builder Fund (Liquidating Fund)	Goldman Sachs VIT Government Money Market Fund (Default Investment Option)	LVIP Government Money Market Fund (Default Investment Option)

capitalization, the Sub-Adviser will typically favor equity securities of large-cap companies that are, at the time of investment, within the range of the market capitalization of the Russell 1000® Value Index.

Fixed Income Investments

The Fund may invest in fixed income investments. The Fund’s fixed income investments may include, among others:

•  Securities issued by corporations, banks and other issuers, including non-investment grade securities

•  Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”)

LVIP Goldman Sachs Income Builder Fund (Liquidating Fund)	Goldman Sachs VIT Government Money Market Fund (Default Investment Option)	LVIP Government Money Market Fund (Default Investment Option)

•  Securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.

The Fund may also seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies, including ETFs. The Fund’s investments in foreign fixed income securities may include securities of foreign issuers (including issuers in emerging countries) and securities denominated in a currency other than the U.S. dollar.

LVIP Goldman Sachs Income Builder Fund (Liquidating Fund)	Goldman Sachs VIT Government Money Market Fund (Default Investment Option)	LVIP Government Money Market Fund (Default Investment Option)
The Fund may invest in both non-investment grade and investment grade fixed income securities. Non-investment grade fixed income securities (commonly known as “junk bonds”) are those which are rated BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”), or Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the Sub-Adviser to be of comparable credit quality), at the time of investment. Non-investment grade securities may include, among others, non-investment grade bonds, non-investment grade floating rate loans

LVIP Goldman Sachs Income Builder Fund (Liquidating Fund)	Goldman Sachs VIT Government Money Market Fund (Default Investment Option)	LVIP Government Money Market Fund (Default Investment Option)

and other floating or variable rate obligations. The Fund does not maintain a fixed target duration.

Additional Information

In addition to direct investments in equity and fixed income securities, the Fund may invest in derivatives, including credit default swaps (including credit default index swaps or “CDX”), total return swaps and futures, which can be used for both hedging purposes and to seek to increase total return. The Fund may also utilize various interest rate-related derivatives, including futures and swaps, to manage the duration of its fixed income positions. Additionally, the Fund may hedge its non-dollar investments back

LVIP Goldman Sachs Income Builder Fund (Liquidating Fund)	Goldman Sachs VIT Government Money Market Fund (Default Investment Option)	LVIP Government Money Market Fund (Default Investment Option)

to the U.S. dollar through the use of foreign currency derivatives, including currency futures and forward foreign currency contracts, or invest in such instruments for speculative purposes.

The Sub-Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Sub-Adviser’s outlook based on subsequent events, the Sub-Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes.

Comparison of Principal Risk Factors

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Fund. The following table compares the principal risks of investing in each Fund. For an explanation of each principal risk, see “Description of Principal Risks” below.

Principal Risks	LVIP Goldman Sachs Income Builder Fund (Liquidating Fund)	Goldman Sachs VIT Government Money Market Fund (Default Investment Option)	LVIP Government Money Market Fund (Default Investment Option)
Below Investment Grade Bond Risk	✓

Credit(/Default) Risk	✓	✓	✓

Currency Management Strategy Risk	✓

Derivatives Risk	✓

Emerging Markets Risk	✓

Floating and Variable Rate Securities Risk	✓

Foreign Currency Risk	✓

Foreign Investments Risk	✓

Interest Rate Risk	✓	✓	✓

Large Shareholders Transactions Risk		✓

Liquidity Risk	✓		✓

Market Risk	✓	✓

Master Limited Partnership Risk	✓

Medium-Cap Companies Risk	✓

Prepayment/Call Risk	✓

Real Estate and Real Estate Investment Trusts (REITs) Risk	✓

Repurchase Agreements and Purchase and Sale Contracts Risk			✓

Stable NAV Risk		✓

Tax Diversification Risk		✓

Principal Risks	LVIP Goldman Sachs Income Builder Fund (Liquidating Fund)	Goldman Sachs VIT Government Money Market Fund (Default Investment Option)	LVIP Government Money Market Fund (Default Investment Option)
U.S. Government Agency Risk/U.S. Government Securities Risk		✓	✓

Value Stocks Risk	✓

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk			✓

Description of Principal Risks

The LVIP Goldman Sachs Income Builder Fund’s performance may be affected by one or more of the following risks:

Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.

Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.

Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.

Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.

Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.

Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.

Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.

Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.

Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes or other reasons. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.

Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.

The Goldman Sachs VIT Government Money Market Fund’s performance may be affected by one or more of the following risks:

Credit/Default Risk. An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. Fluctuations in interest rates may also affect the liquidity of the fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Tax Diversification Risk. The Fund intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”) the “Diversification Requirements”). To satisfy the Diversification Requirements applicable to variable annuity contracts, the value of the assets of the Fund invested in securities issued by the U.S. government must remain below specified thresholds. For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer. Operating as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act, may make it difficult for the Fund to meet the Diversification Requirements. This difficulty may be exacerbated by the potential increase in demand for the types of securities in which the Fund invests as a result of changes to the rules that govern Securities and Exchange

Commission (“SEC”) registered money market funds. A failure to satisfy the Diversification Requirements could have significant adverse tax consequences for variable annuity contract owners whose contract values are determined by investment in the Fund. See “Taxation” in the SAI for more information.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. Government Securities, including securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

The LVIP Government Money Market Fund’s performance may be affected by one or more of the following risks:

Credit Risk (Money Market). Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthy ness may also affect the value of the Fund’s investment in that issuer.

Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

U.S. Government Agency Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.

Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.

PERFORMANCE AND FEE COMPARISON

Comparison of Performance Information

The following tables provide some indication of the risks of choosing to invest in the Funds. The information shows the average annual total returns of each Fund’s share classes. Performance in the average annual returns table does not reflect the impact of variable annuity or variable life contract expenses. Each Fund’s past performance will not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns For period ended 12/31/18
	1 Year	Since Inception (5/1/14)
LVIP Goldman Sachs Income Builder Fund—Standard Class	-4.42%	1.84%
LVIP Goldman Sachs Income Builder Fund—Service Class	-4.65%	1.59%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-8.27%	5.49%
Goldman Sachs Income Builder Composite (reflects no deductions for fees, expenses or taxes)*	-4.10%	3.89%
*

The Goldman Sachs Income Builder Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 40% Russell 1000® Value Index, 30% Bloomberg Barclays U.S. Credit Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index, and 15% ICE BofA Merrill Lynch U.S. High Yield BB-B Constrained Index. The Goldman Sachs Income Builder Composite benchmark shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

During the periods shown in the above table, the Fund’s highest return for a quarter occurred in the second quarter of 2016 at 3.36%.

The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at (5.65%).

	Average Annual Total Returns For period ended 12/31/18
	1 Year	5 Years	10 Years
Goldman Sachs VIT Government Money Market Fund—Institutional Shares	1.74%	0.56%	0.54	%*
Goldman Sachs VIT Government Money Market Fund—Service Shares	1.48%	0.41%	0.22%
*	Performance for Institutional Shares is as of the inception date of October 16, 2013.

During the periods shown in the above table, the Fund’s highest return for a quarter occurred in the fourth quarter of 2018 at 0.53%.

The Fund’s lowest return for a quarter occurred in the third quarter of 2014 at 0.00%.

	Average Annual Total Returns For period ended 12/31/18
	1 Year	5 Years	10 Years
LVIP Government Money Market Fund—Standard Class	1.39%	0.37%	0.23%
LVIP Government Money Market Fund—Service Class	1.14%	0.28%	0.16%

During the periods shown in the above table, the Fund’s highest return for a quarter occurred in the fourth quarter of 2018 at 0.45%.

The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at 0.00%

The Fund’s 7-day, net yield for the period ended December 31, 2018 was 2.45%.

Comparison of Fees and Expenses

The following tables show the current fees and expenses of each Fund. The tables below do not reflect any Contract related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

LVIP Goldman Sachs Income Builder Fund (Liquidating Fund)

	LVIP Goldman Sachs Income Builder Fund – Standard Class	LVIP Goldman Sachs Income Builder Fund – Service Class
Shareholder fees (paid directly from your investment)	None	None
Annual Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.37%	0.37%
Acquired Fund Fees and Expenses (AFFE)	0.02%	0.02%
Total Annual Fund Operating Expenses (including AFFE)[1]	1.04%	1.29%
Less Expense Reimbursement[2]	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.77%	1.02%
[1]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

[2]

Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.75% of the Fund’s average daily net assets for the Standard Class (and 1.00% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2020 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

Goldman Sachs VIT Government Money Market Fund (Default Investment Option)

	Goldman Sachs VIT Government Money Market Fund – Institutional Class	Goldman Sachs VIT Government Money Market Fund – Service Class
Shareholder fees (paid directly from your investment)	None	None
Annual Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.22%	0.47%
Expense Limitation[1]	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Expense Limitation	0.18%	0.43%
[1]

Goldman Sachs Asset Management, L.P. (“GSAM”), the Fund’s investment adviser, has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) equal on an annualized basis to 0.004% of the Fund’s average daily net assets through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Board of Trustees.

LVIP Government Money Market Fund (Default Investment Option)

	LVIP Government Money Market Fund – Standard Class	LVIP Government Money Market Fund – Service Class
Shareholder fees (paid directly from your investment)	None	None
Annual Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.38%	0.38%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.11%	0.11%
Total Annual Fund Operating Expenses	0.49%	0.74%
[1]

Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to limit the recoupment on previously waived management fees by 0.03% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2020 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

Expense Example

The following example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that you invest $10,000 in a Fund for the time periods indicated; your investment has a 5% return each year; the Fund’s operating expenses remain the same; and any fee waiver or expense limitation agreements are not renewed after their expiration dates described in the footnotes to the expense table above.

This example does not reflect any Contract related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. See your Contract prospectus for more information about Contract charges. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Class	1 year	3 years	5 years	10 years
LVIP Goldman Sachs Income Builder Fund—Standard Class	$79	$304	$548	$1,247
LVIP Goldman Sachs Income Builder Fund—Service Class	$104	$382	$682	$1,533
Goldman Sachs VIT Government Money Market Fund—Institutional Shares	$18	$67	$120	$276
Goldman Sachs VIT Government Money Market Fund—Service Shares	$44	$147	$259	$588
LVIP Government Money Market Fund—Standard Class	$50	$157	$274	$616
LVIP Government Money Market Fund—Service Class	$76	$237	$411	$918

ADDITIONAL INFORMATION ABOUT THE LIQUIDATION

Purchases and Transfers into the Liquidating Fund

If the Plan of Liquidation is approved, purchases and transfers into the Liquidating Fund may not be accepted after the close of business on October 17, 2019.

Future Allocation of Premiums will be treated as orders for the applicable Default Investment Option

Once the Liquidation is approved and completed, any order associated with new premiums or transfer (purchases and redemptions) for the Liquidating Fund will be deemed as a request for the purchase or redemption of shares of the applicable Default Investment Option.

Transfers out of the Liquidating Fund

Shareholders may transfer out of the Liquidating Fund into any other investment option available under their Contract at any time up to the close of business on October 17, 2019. Any shares of the Liquidating Fund held at the close of business on October 18, 2019 will be liquidated and automatically reinvested in shares of the applicable Default Investment Option. Transfers out of the Liquidating Fund within 30 days prior to the Liquidation and transfers out of the applicable Default Investment Option within 30 days after the Liquidation will not count as transfers for purposes of transfer limitations under the Contracts. Supplements to the prospectuses will be issued for the affected Contracts advising Contract Owners of their rights to transfer under their respective Contracts.

Failure to Approve the Plan of Liquidation

If shareholders/Contract Owners of the Liquidating Fund do not approve the Plan of Liquidation, the Plan of Liquidation will not be implemented. The Board then would meet to consider what, if any, steps to take with respect to the Liquidating Fund, such as holding another vote or seeking a substitution order from the SEC to substitute a Contract Owner’s interest in the Liquidating Fund with an interest in another fund.

GENERAL INFORMATION ABOUT THIS PROXY

Share Ownership

At the close of business on June 14, 2019 (the “Record Date”), there were 155,052.092 outstanding Standard Class shares of the Liquidating Fund and 2,382,348.414 outstanding Service Class shares of the Liquidating Fund. Both Standard Class and Service Class shares of the Liquidating Fund are offered as investments within Lincoln Contracts. Lincoln Life and Lincoln New York are the record owners of the shares of the Liquidating Fund underlying the Contracts, but are soliciting voting instructions from Contract Owners having contract value invested in the Liquidating Fund (a beneficial interest) through their respective separate accounts.

Because the Liquidating Fund is available as an investment for variable annuity contracts and variable life insurance policies offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of the Liquidating Fund (i.e., by owning more than 25%). As of the Record Date, Lincoln Life and Lincoln New York owned 2,381,376.87 and 156,023.63 shares of the Liquidating Fund, respectively, which represents 93.85% and 6.15% of the Liquidating Fund’s outstanding shares, respectively. To the knowledge of the Trust, as of the Record Date, no current Trustee or executive officer of the Trust owned any separate account units attributable to 1% or more of the assets of any class of the Liquidating Fund.

As of June 14, 2019, there were no shareholders that held 5% or more of the outstanding shares of any share class of the Liquidating Fund, except for the insurance company shareholders.

Solicitation of Proxies

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust also may engage a third-party vendor to solicit proxies from Contract Owners or shareholders. The agreement between Georgeson Inc. a Delaware corporation (operating through its Computershare Fund Services division) (“CFS”) and Lincoln Life states that CFS will provide proxy solicitation and tabulation services for a fee, including out-of-pocket expenses, of approximately $7,000. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser.

Voting Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. At the Meeting, Lincoln Life and Lincoln New York will vote the Liquidating Fund’s shares held in the Accounts, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Liquidating Fund by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an insurance company how to vote is determined by applying the Contract Owner’s percentage interest in the Liquidating Fund to the total number of votes attributable to the Liquidating Fund. Holders of shares of the Liquidating Fund as of the Record Date are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Lincoln Life and Lincoln New York will vote (i) shares owned by Lincoln Life and Lincoln New York; and (ii) the Liquidating Fund’s shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to the Liquidating Fund even if only a small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact. Lincoln Life and Lincoln New York will vote shares of the Liquidating Fund held by each of their separate accounts in accordance with the proxy voting instructions received from its Contract Owners. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the Proposal and Lincoln Life and Lincoln New York may vote in accordance with their judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

Contract Owners may vote by mail, telephone, Internet or in person. Voting instructions must be received by 4:00 p.m. Eastern Time on September 16, 2019. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope. Contract Owners may also vote by attending the Meeting.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the address of the Trust provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal in this Proxy Statement. Holders of 33 1⁄3% of the outstanding shares of the Liquidating Fund on the Record Date, present in person or by proxy at the Meeting, shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including Lincoln Life and Lincoln New York) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Since Lincoln Life and Lincoln New York are the owners of record of all of the outstanding shares of the Liquidating Fund, a quorum is expected to be present at the Meeting.

Effects of Abstentions and Broker Non-Votes

Abstentions will be counted as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will have the same effect as an instruction to vote “AGAINST” the Proposal. Each of Lincoln Life and Lincoln New York will vote shares of the Liquidating Fund held in each of its separate accounts for which it has not received timely instructions (or for which a voting instruction proxy card is not properly executed) in the same proportion as it votes shares held by that separate account for which it has received instructions. If no instructions are received for a separate account, Lincoln Life and/or Lincoln New York will vote any shares held by such separate account in the same proportion as votes cast by all of its other separate accounts in the aggregate. Shareholders and Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the meeting and any adjournments thereof, will be determined as of the Record Date. As a result of this proportional voting, a small number of Contract Owners may determine the outcome of a vote.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the Proposal and the Proposal is the only item being submitted to shareholders for approval at the Meeting, the Trust does not expect there to be any broker non-votes on the Proposal.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to the Liquidating Fund prior to any adjournment as to which sufficient votes have been received for approval.

Other Matters to Come Before the Meeting

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life and Lincoln New York intend to vote the Liquidating Fund’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on any other items (other than the Proposal) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Trust By-laws, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the Liquidating Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before the Liquidating Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or the Secretary of the Trust.

Communications to the Board

Shareholders/Contract Owners who wish to communicate to the full Board or to any individual Trustee may address correspondence to LVIP Board of Trustees, c/o The Lincoln National Life Insurance Company at P.O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, the Trust’s management promptly will forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

Investment Adviser

The Adviser is located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087. The Adviser is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services. As of May 31, 2019, the Adviser had more than $91.5 billion in assets under management.

Principal Underwriter and Distributor

Lincoln Financial Distributors, Inc. (“LFD”), is located at 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087 and is an affiliate of the Adviser.

Administrator

Lincoln Life is located at 1300 South Clinton St., Fort Wayne, Indiana 46802 and is an affiliate of the Adviser. Lincoln Life provides various administrative services necessary for the operation of the Trust.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a shareholder of record, unless the Liquidating Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1-800-454-6265 or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1300 S. Clinton St., Fort Wayne, Indiana 46802. The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

Shareholders can obtain a copy of the most recent Annual Report and any Semi-Annual Report of the Liquidating Fund without charge, by calling the Trust at 1-800-454-6265 or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1300 S. Clinton St., Fort Wayne, Indiana 46802. You can also access the Annual Reports and Semi-Annual Reports at www.lfg.com/lvip.

PLEASE:

➢	PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

OR

➢	VOTE TELEPHONICALLY BY CALLING (866) 298-8476.

OR

➢	VOTE ON THE INTERNET BY LOGGING ONTO WWW.PROXY-DIRECT.COM AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 4:00 P.M. EASTERN TIME ON SEPTEMBER 16, 2018. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

➢	VOTE IN PERSON AT THE SHAREHOLDER MEETING ON SEPTEMBER 18, 2019 AT 11:00 A.M. EASTERN TIME AT THE OFFICES OF THE TRUST LOCATED AT 1300 SOUTH CLINTON STREET, FORT WAYNE, INDIANA 46802.

APPENDIX A

LVIP GOLDMAN SACHS INCOME BUILDER FUND

PLAN OF LIQUIDATION

The following Plan of Liquidation (“Plan”) of the LVIP Goldman Sachs Income Builder Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), organized and existing under the laws of the State of Delaware and an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), is intended to accomplish the complete liquidation (“Liquidation”) of the Fund. The Liquidation is intended to comply with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986 (“Code”), and the Trust’s Declaration of Trust and By-Laws.

WHEREAS, the Trust’s Board of Trustees (“Board”) has determined that the continuation of the Fund would not be in the best interests of the Fund or its shareholders after considering several factors, including but not limited to:

•	The current and expected size of the Fund;
•	The recommendation of Lincoln Investment Advisors Corporation, the Fund’s investment adviser (the “Adviser”), to liquidate the Fund;
•	The terms and conditions of the proposed Plan; and
•	That the Adviser, and not the Fund, will pay the costs specifically incurred as a result of the proposed Liquidation;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Fund and its shareholders to (1) liquidate the Fund, in order to preserve as much of the Fund’s assets as possible for distribution to the Fund’s then-current shareholders, and (2) adopt this Plan as the method of liquidating the Fund; and

WHEREAS, on March 5, 2019, the Board unanimously approved this Plan as being in the best interests of the Fund and its shareholders and adopted this Plan as the method of liquidating the Fund.

NOW, THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1.

Effective Date of Plan. The Plan shall become effective on October 18, 2019, or such other date to be determined by the Chief Executive Officer (“CEO”), President or any Vice President of the Trust (hereinafter, the “Effective Date”).

2.

Solicitation of and Notice to Shareholders. Prior to the Effective Date, the Fund shall, to the extent required under the 1940 Act and applicable law, have obtained shareholder approval of the Liquidation. Prior to the Effective Date, the Fund shall provide; (a) notice to the appropriate shareholders to the effect that this Plan has been approved by the Board and that on October 18, 2019 or such other date as determined by the CEO, President or any Vice President of the Trust (hereinafter, the “Liquidation Date”), all outstanding shares of the Fund shall be liquidated; and (b) any other information required or appropriate under the 1940 Act or other applicable law.

3.

Cessation of Business. On and after the Effective Date, the Fund shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, and distributing its remaining assets ratably among the shareholders of the outstanding shares of the Fund, in accordance with the provisions of the Plan, after discharging or making reasonable provision for the Fund’s liabilities.

4.

Restriction of Sale of Fund Shares. On or before the Effective Date, the Trust shall cease accepting purchase orders for the Fund (including reinvestment of dividends and purchases via automatic investment plans).

5.	Liquidation of Assets. On or before the Liquidation Date, the Fund shall convert all portfolio securities of the Fund to cash or cash equivalents.

6.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. On or prior to the Liquidation Date, the officers of the Trust shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s net tax exempt income and investment company taxable income attributable to the Fund for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

7.

Payment of Debts. On or prior to the Liquidation Date, the Fund shall pay, or make reasonable provision to pay, in full, all known or reasonably ascertainable liabilities, claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations, known to the Fund and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown. Such amounts shall include, without limitation, all charges, taxes and expenses of the Fund, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Fund.

8.

Liquidating Distribution. On the Liquidation Date, the Fund shall distribute to the insurance company separate accounts for the benefit of the Fund’s shareholders of record as of the close of business on the business day preceding the Liquidation Date, all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund (the “Liquidation Proceeds”) ,

a.

except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books;

b.

provided further, notwithstanding anything herein to the contrary, all interests, rights and titles to any claims, whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery claims of the Fund shall be disclaimed, and any and all resulting recoveries shall be returned to the Trust, and shall not be distributed to the Fund’s shareholders of record.

9.	Liquidation. The Fund shall be liquidated on the Liquidation Date in accordance with Section 331 of the Code.

10.

Management and Expenses of the Fund. The Adviser shall bear all the expenses, other than extraordinary expenses, that would otherwise be attributed to the Fund and which are incurred in connection with the carrying out of the Plan, including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of any notices or reports to, or meetings of, shareholders, whether or not the liquidation contemplated by this Plan is effected, to the extent such expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses.

11.

Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Fund receives any form of cash or is or becomes entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, any such cash or distribution will be allocated to the Trust in such manner as the CEO, President or any Vice President of the Trust determines is reasonable (and, as a point of clarification, such proceeds may not be distributed to the separate accounts or Contract Owners and may be used to pay general expenses of the Trust).

12.

Lost Shareholders. If the Trust is unable to pay redemption proceeds to shareholders of the Fund because of the inability to locate shareholders to whom redemption proceeds are payable, the Trust may take such steps as an authorized officer of the Trust deems appropriate, which may include creating, in the name and on behalf of the Fund, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expense of such trust shall be charged against the assets therein.

13.

Power of the Board and Trust Officers. The Board of Trustees and the officers of the Trust shall have the authority to do or authorize any acts as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement the Plan or that may be required by the provisions of the 1940 Act or other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

14.

Amendment or Abandonment of Plan and Shareholder Approval of Plan. The Board shall have the authority to authorize or ratify such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Trust’s Declaration of Trust and By-Laws, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Fund shareholders, Fund shareholders will be given prompt and timely notice of such an amendment or modification. In addition, the Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders. This Plan shall be deemed abandoned in the event the Fund’s shareholders do not approve the Plan.

15.

Changes to Dates. Each officer of the Trust may modify or extend any of the dates specified in the Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of the Trust’s counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interest of the shareholders of the Fund.

16.

No Personal Obligations. The obligation of the Trust entered into in the name or on behalf of the Trust or Fund by any of the Trustees of the Trust, representatives or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders or representatives of the Trust personally, but bind only the assets of the Trust attributable to the Fund.

IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Fund.

Lincoln Variable Insurance Products Trust

On behalf of the LVIP Goldman Sachs Income Builder Fund

By:
Name:	Jayson R. Bronchetti
Title:	President
Date:

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Voting Instruction Card and return it
in the postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by Telephone, you need not return this  Voting Instruction card.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	LVIP GOLDMAN SACHS INCOME BUILDER FUND
(a series of Lincoln Variable Insurance Products Trust) 1300 S. CLINTON STREET FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 18, 2019

This Voting Instruction Card is being solicited on behalf of the Board of Trustees of the Lincoln Variable Insurance Products Trust.

INSURANCE COMPANY DROP-IN.

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the LVIP Goldman Sachs Income Builder Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be held on September 18, 2019, and at any adjournments or postponements thereof.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION  CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

LIN_30621_061019_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

LVIP Goldman Sachs Income Builder Fund

Special Meeting of Shareholders to Be Held on September 18, 2019.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-30621

Please detach at perforation before mailing.

This Voting Instruction Card will be voted as instructed. If no specification is made for the proposal, the Voting Instruction Card will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation of the assets and dissolution of the LVIP Goldman Sachs Income Builder Fund pursuant to the provisions of a Plan of Liquidation approved by the Board of Trustees of the Trust.	☐	☐	☐

2.	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and
Date Below

Note:	Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	LIN2 30621	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this proxy card.

Please detach at perforation before mailing.

PROXY	LVIP GOLDMAN SACHS INCOME BUILDER FUND
(a series of Lincoln Variable Insurance Products Trust) 1300 S. CLINTON STREET FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 18, 2019

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Jayson R. Bronchetti, Christina E. Pron, and Teri L. Williams, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all share classes of the LVIP Goldman Sachs Income Builder Fund, a series of the Lincoln Variable Insurance Products Trust, with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 18, 2019, and at any adjournments or postponements thereof.

I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated June 24, 2019.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LIN_30621_061019

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

LVIP Goldman Sachs Income Builder Fund

Special Meeting of Shareholders to Be Held on September 18, 2019.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-30621

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation of the assets and dissolution of the LVIP Goldman Sachs Income Builder Fund pursuant to the provisions of a Plan of Liquidation approved by the Board of Trustees of the Trust.	☐	☐	☐

2.	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and
Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	LIN1 30621	M	xxxxxxxx	+